UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

Vestand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

104 Apple Blossom Cir.

Brea, CA 92821

(Address of principal executive offices and zip code)

(562) 727-7045

(Registrant’s telephone number, including area code)

Yoshiharu Global Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	VSTD*	The Nasdaq Stock Market LLC*
(Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	Pending the filing by The Nasdaq Stock Market LLC of a Form 25-NSE to deregister the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

On June 23, 2026, BS1 Fund, a shareholder of Vestand Inc. (the “Company”), converted all of its 1,760,000 shares of Class B Common Stock into an equal number of shares of Class A Common Stock of the Company (the “BS1 Conversion”).

Pursuant to the Company’s Certificate of Incorporation, as amended, each outstanding share of Class B Common Stock automatically converts into one fully paid and non-assessable share of Class A Common Stock upon the earliest to occur of: (a) the date such shares cease to be beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by BS1 Fund; or (b) 5:00 p.m. Pacific Time on the date that BS1 Fund ceases to beneficially own at least 25% of the voting power of all outstanding shares of the Company’s capital stock.

As a result of the BS1 Conversion: (i) BS1 Fund ceased to beneficially own any shares of the Company’s Class B Common Stock, and (ii) BS1 Fund’s beneficial ownership of the voting power of the Company’s outstanding capital stock was reduced to less than 25%. Accordingly, by operation of the Certificate of Incorporation, all then-outstanding shares of the Company’s Class B Common Stock, including those held by holders other than BS1 Fund, automatically converted into an equal number of shares of Class A Common Stock.

Prior to the BS1 Conversion, holders of Class B Common Stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the BS1 Conversion, all former holders of Class B Common Stock became holders of an equal number of Class A Common Stock, entitled to cast only one vote per share on all matters subject to a stockholder vote.

Item 5.01 Changes in Control of Registrant.

As a result of the BS1 Conversion, BS1 Fund no longer controls a majority of the Company’s total voting power.

The BS1 Conversion represents a dissipation of control, not a “change of control” in the traditional sense, because no third party acquired control of the Company as a result of the BS1 Conversion.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026

VESTAND INC.

By:	/s/ Jiwon Kim
Name:	Jiwon Kim
Title:	Chief Executive Officer